Federated Stock and California Muni Fund

A Portfolio of Federated Income Securities Trust

Class A Shares
Class C Shares

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2008.

A special meeting of the shareholders of Federated Stock and California Muni Fund (“Acquired Fund”) will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561, at 2:00 p.m. (Eastern Time), on March 25, 2009, for the following purposes:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Muni and Stock Advantage Fund (“Acquiring Fund”), a portfolio of Federated Income Securities Trust, would acquire all of the assets of the Acquired Fund in exchange for Class A Shares and Class C Shares of the Acquiring Fund to be distributed by the Acquired Fund in complete liquidation and termination of the Acquired fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

February 10, 2009